Supplement dated April 25, 2018
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Large Cap Growth Fund (the Fund)	11/1/2017
Effective June 30, 2018 (the Effective Date), the portfolio manager information under the caption “Fund Management” in the "Summary of the Fund" section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
John Wilson, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2005
Tchintcia Barros, CFA	Portfolio Manager	Portfolio Manager	2015
The rest of the section remains the same.
As of the Effective Date, the portfolio manager information under the caption “Primary Service Providers - Portfolio Managers” in the "More Information About the Fund" section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
John Wilson, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2005
Tchintcia Barros, CFA	Portfolio Manager	Portfolio Manager	2015
Mr. Wilson joined one of the Columbia Management legacy firms or acquired business lines in 2005. Mr. Wilson began his investment career in 1985 and earned a B.A. from Trinity College and an M.B.A. from Duke University.
Ms. Barros joined one of the Columbia Management legacy firms or acquired business lines in 2005. Ms. Barros began her investment career in 2000 and earned a B.A. in economics from Dartmouth College and an M.B.A. from Harvard Business School.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP174_07_002_(04/18)